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                                                                    EXHIBIT 10.1

                               EXCHANGE AGREEMENT

         This Exchange Agreement is entered into as of this 20th day of February, 2004 (the "Agreement"), by and between Mayor's Jewelers, Inc., a Delaware corporation (the "Company"), with an address at 14051 Northwest 14th Street, Sunrise, Florida 33323, and Henry Birks & Sons Inc., a Canadian corporation ("Birks"), with an address at 1240 Square Phillips, Montreal, Quebec H3B 3H4.

                                    RECITALS

         WHEREAS, Birks has purchased shares of the Series A Convertible Preferred Stock, $.0001 par value per share, of the Company ("Series A Stock") issued pursuant to that certain Investment Agreement (as defined below).

         WHEREAS, the Company and Birks have agreed to enter into this Agreement whereby the Company will issue to Birks shares of the Series A-1 Convertible Preferred Stock, $.0001 par value per share, of the Company ("Series A-1 Stock") having the terms and provisions set forth in the Certificate of Designation attached hereto as Exhibit A (the "Certificate of Designation"), in exchange for the shares of the Series A Stock owned by Birks, on a one-share for one-share basis (the "Transaction").

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained the parties agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

         The following definitions shall apply for purposes of this Agreement:

         "Amendment to Amended and Restated Registration Rights Agreement" means the Amendment to Amended and Restated Registration Rights Agreement in the form attached hereto as Exhibit B, which amends the Amended and Restated Registration Rights Agreement by and between the Company and Birks dated February 25, 2003.

         "Investment Agreement" means the Investment Agreement by and among the Company and Birks dated July 30, 2002. All terms used but not defined herein shall have the respective meanings accorded to those terms in the Investment Agreement.

                                   ARTICLE II
                           EFFECTIVE DATE OF AGREEMENT

         This Agreement shall be effective as of February 20, 2004 (the "Effective Date").





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                                   ARTICLE III
                        EXCHANGE; PURCHASE OF SECURITIES

         Section 3.01 EXCHANGE. As of the Effective Date, Birks agrees to exchange and surrender to the Company, and the Company will cancel, the 15,050 shares of Series A Stock held by it, in exchange for the issuance to Birks by the Company of 15,050 shares of Series A-1 Stock. The Series A-1 Stock issued to Birks in such exchange shall have substantially identical rights, preferences and privileges to the Series A Stock, with the exception of certain changes to the provisions regarding the payment of dividends and future dividend rates.

         Section 3.02 CANCELLATION AND ISSUANCE. Immediately following receipt by the Company and Birks of the items set forth in Section 3.03, and upon notation in the Company's stock ledger that the Series A Stock is cancelled and the Series A-1 Stock is issued, the stock certificate representing the Series A Stock shall be deemed to represent and evidence the number of shares of the Series A-1 Stock as Birks shall receive pursuant to Section 3.01 above until such time that the Company issues a new stock certificate representing the Series A-1 Stock, and delivers it to Birks in exchange for and upon surrender to the Company by Birks of the stock certificate formerly representing the 15,050 shares of Series A Stock cancelled on the Effective Date.

         Section 3.03 DELIVERIES.

                  (a) On the Effective Date, subject to the terms of this Agreement, Birks shall deliver to the Company:

                           (i) an original duly executed stock power or other
authorization authorizing the transfer of the 15,050 shares of Series A Stock to the Company;

                           (ii) the Amendment to Registration Rights Agreement
duly executed by an authorized officer of Birks; and

                           (iii) a copy of this Agreement duly executed by an
authorized officer of Birks.

                  (b) On the Effective Date, subject to the terms of this Agreement, the Company shall deliver to Birks:

                           (i) a copy of the Certificate of Designation as filed
with the Secretary of State of the State of Delaware;

                           (ii) the Amendment to Registration Rights Agreement
duly executed by an authorized officer of the Company; and

                           (iii) a copy of this Agreement duly executed by an
authorized officer of the Company.


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                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Section 4.01 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted.

         Section 4.02 DUE AUTHORIZATION. The Company has all right, corporate power and authority to enter into this Agreement and each of the other documents set forth in Section 3.03 (the "Transaction Documents") to which it is a party and to consummate the Transaction. The execution and delivery by the Company of this Agreement and the Transaction Documents, the exchange and issuance of the Series A-1 Stock by the Company and the compliance by the Company with each of the provisions of this Agreement and each of the Transaction Documents, and the consummation by the Company of the Transaction, (a) are within the corporate power and authority of the Company, and (b) have been duly authorized by all requisite corporate proceedings on the part of the Board of Directors of the Company. This Agreement and the Transaction Documents have been duly and validly executed and delivered by the Company, and this Agreement and the Transaction Documents constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with their terms, except as enforceability against the Company may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to the rights of creditors generally and by legal and equitable limitations on the enforceability of specific remedies (regardless of whether enforcement is considered in a proceeding in equity or at law). The shares of Series A-1 Stock and all Common Stock issuable upon conversion of the Series A-1 Stock shall be reserved for issuance upon the stockholders approval of an increase in authorized shares of the Company's Common Stock. Upon exchange of the Series A Stock (in the case of the Series A-1 Stock) and upon conversion of the Series A-1 Stock (in the case of the Common Stock) such shares of Series A-1 Stock and Common Stock, as the case may be, will be duly and validly issued and outstanding, fully paid, and nonassessable and issued free of preemptive rights or Liens (as defined below).

         Section 4.3 CONSENTS AND APPROVALS; NON-CONTRAVENTION. Neither the execution, delivery or performance of this Agreement, nor the consummation by the Company of the Transaction will (a) require any consent, approval or authorization under any contract, lease or other agreement entered into by the Company, (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, or (c) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or any loss of a material benefit) under, or result in the creation or imposition of (or the obligation to create or impose) any liens, claims, mortgages, encumbrances, pledges, security interests, equities and charges of any kind ("Liens") upon any of the Series A-1 Stock under any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company is a party or by which the Company or any of its properties or assets may be bound.



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                                    ARTICLE V
       REPRESENTATIONS AND WARRANTIES OF BIRKS; LIMITATIONS ON DISPOSITION

         Birks hereby represents and warrants to the Company that as of the Effective Date:

         Section 5.01 ORGANIZATION. Birks is a corporation duly organized, validly existing and in good standing under the laws of Canada and has the requisite power and authority to carry on its business as it is now being conducted.

         Section 5.02 DUE AUTHORIZATION. Birks has all right, power and authority to enter into this Agreement and the other Transaction Documents to which it is a party and to consummate the Transaction. The execution and delivery by Birks of this Agreement and the Transaction Documents, the exchange and surrender of the Series A Stock by it, the compliance by it with each of the provisions of this Agreement and each of the Transaction Documents, and the consummation by it of the Transaction, (a) are within its power and authority, and (b) have been duly authorized by all necessary action on the part of such entity. This Agreement and each of the other Transaction Documents to which it is a party constitute a valid and binding agreement of such entity enforceable against such entity in accordance with their respective terms, except as enforceability against Birks may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to the rights of creditors generally and by legal and equitable limitations on the enforceability of specific remedies (regardless of whether enforcement is considered in a proceeding in equity or at law).

         Section 5.03 OWNERSHIP OF STOCK. Birks has, and upon delivery to the Company of the Series A Stock and the delivery to Birks of the Series A-1 Stock, the Company will acquire, good and valid title to the Series A Stock, free and clear of any Liens.

         Section 5.04 CONSENTS AND APPROVALS; NON-CONTRAVENTION. Neither the execution, delivery or performance of this Agreement, nor the consummation by Birks of the Transaction will (a) require any consent, approval or authorization under any contract, lease or other agreement entered into by Birks, (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Birks, or (c) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or any loss of a material benefit) under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the Series A Stock under any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Birks is a party or by which Birks or any of its properties or assets may be bound.

         Section 5.05 RESTRICTED SECURITIES. Birks understands that the securities it is acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in exchange for restricted securities in a transaction exempt from registration under Section 3(a)(9) of the Securities Act of 1933, as amended (the "Act"), and that under such laws and applicable regulations, such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Birks represents that it is familiar with Rule 144, promulgated under the Act, as presently in effect, and understands the resale limitations imposed hereby and by the Act.



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                                   ARTICLE VI
                                  MISCELLANEOUS

         Section 6.01 FURTHER ASSURANCES; BIRKS ACKNOWLEDGEMENT. At any time or from time to time after the Effective Date, Birks agrees to cooperate with the Company, and at the request of the Company, to execute and deliver any further instruments or documents and to take all such further action as the Company may reasonably request in order to evidence or effectuate the consummation of the Transaction. In addition, Birks acknowledges that upon the Effective Date, Birks will have no further right, title or interest in or to the Series A Stock (including, without limitation, any and all cumulative dividends accrued but unpaid thereon), that the Series A Stock held by Birks shall be deemed cancelled and of no further force or effect and that Birks shall only have the right to receive the Series A-1 Stock for the Series A Stock, respectively, in addition to such other rights set forth in this Agreement, the Transaction Documents, or the Certificate of Designation.

         Section 6.02 EXPENSES. Birks will pay the reasonable legal and accounting fees and expenses of the Company in connection with this Agreement promptly following the consummation of the transactions contemplated hereby.

         Section 6.03 REMEDIES CUMULATIVE. Except as herein provided, the remedies provided herein shall be cumulative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other remedies against the other party hereto.

         Section 6.04 BROKERAGE. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commission relative to this Agreement or to the transaction contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

         Section 6.05 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Section 6.06 PARTIES IN INTEREST. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto whether so expressed or not.

         Section 6.07 NOTICES. Notices required under this Agreement shall be deemed to have been adequately given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgement of complete transmission), to Birks or to the Company at the address set forth in the first paragraph of this Agreement or such other address as such party may from time to time designate in writing.



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         Section 6.08 NO WAIVER. No failure to exercise and no delay in exercising any right, power or privilege granted under this Agreement shall operate as a waiver of such right, power or privilege. No single or partial exercise of any right, power or privilege granted under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

         Section 6.09 AMENDMENTS. Except as herein provided, this Agreement may be modified or amended only by a writing signed by the Company and by Birks.

         Section 6.10 SURVIVAL OF AGREEMENTS, ETC. All agreements, representations and warranties contained in this Agreement or made in writing by or on behalf of the Company or Birks in connection with the Transaction contemplated by this Agreement shall survive the execution and delivery of this Agreement.

         Section 6.11 CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the procedural and substantive laws of the State of New York without regard for its conflicts-of-laws rules. The Company and Birks agree that it may be served with process in the State of New York and any action for breach of this Agreement prosecuted against it in the courts of that State.

         Section 6.12 WAIVER OF JURY TRIAL. THE COMPANY AND BIRKS HEREBY WAIVE ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

         Section 6.13 ENTIRE UNDERSTANDING. This Agreement expresses the entire understanding of the parties and supersedes all prior and contemporaneous agreements and undertakings of the parties with respect to the subject matter of this Agreement.

         Section 6.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one agreement, and facsimile signatures shall have the same effect as original signatures.

         Section 6.15 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Company and Birks and the respective successors, permitted assigns, heirs and personal representatives of the Company and Birks, provided that the Company may not assign its rights or obligations under this Agreement to any person without the prior written consent of Birks, and provided further that Birks may not assign their rights or obligations under this Agreement to any person without the prior written consent of the Company.



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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer or person as of the Effective Date.

                        MAYOR'S JEWELERS, INC.


                        By: /s/ MARC WEINSTEIN
                        ----------------------
                        Name: Marc Weinstein
                        Title: SVP and CAO


                        HENRY BIRKS & SONS INC.


                        By: /s/ MARCO PASTERIS             /s/ JOHN BALL
                        ----------------------            ---------------------
                        Name: Marco Pasteris              John Ball
                        Title: Group VP, Finance          CFO





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